UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

MasterCraft Boat Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive
Vonore, Tennessee		37885
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 884-2221

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCFT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Fiscal Year End

On June 30, 2026, the Board of Directors (the “Board”) of MasterCraft Boat Holdings, Inc. (“MasterCraft” or “the Company”) approved a change in the Company’s fiscal year end from June 30 to December 31. The fiscal year change will be effective July 1, 2026. As a result, the Company’s reporting periods and applicable periodic reports preceding and following the effective date of the fiscal year change will be as follows:

Fiscal Period	Reporting Period	Report to be Filed
Fiscal Year 2026	July 1, 2025 to June 30, 2026	Annual Report on Form 10-K
First Quarter of Transition Period	July 1, 2026 to October 4, 2026	Quarterly Report on Form 10-Q
Full Transition Period	July 1, 2026 to December 31, 2026	Transition Report on Form 10-KT

The Company will then file quarterly reports based on the new fiscal year beginning with the quarter ending April 4, 2027, and the first full fiscal year resulting from the change will be the year ended December 31, 2027. As a result of the fiscal year change, the Company expects to hold its next annual meeting of stockholders in May 2027.

Amendments to Bylaws

On June 30, 2026, the Board approved and adopted the Fifth Amended and Restated Bylaws (the “Bylaws”). The Bylaws include amendments made in connection with the change to the Company’s fiscal year end and the expected timing of the 2027 annual meeting, including adjustments to the timing of advance notice requirements for director nominations and stockholder proposals, as well as other amendments to update provisions relating to stockholder meetings, Board meetings, advance notice procedures, and related housekeeping changes.

The foregoing description of the amendments to the Bylaws is not complete and is subject to and qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description

3.1	Fifth Amended and Restated Bylaws of MasterCraft Boat Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MasterCraft Boat Holdings, Inc.

Date:	June 30, 2026	By:	/s/ W. Scott Kent
W. Scott Kent Chief Financial Officer